EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
EARNINGS PER SHARE
Earnings per share
Basic earnings per share is calculated by dividing profit after taxes by the weighted average number of Shares in issue and outstanding during the period. Diluted earnings per share is calculated in a similar manner, but includes the effect of dilutive securities, principally share options, restricted stock units and performance share units. Share‑based payment awards that are contingently issuable upon the achievement of specified market and/or performance conditions are included in the diluted earnings per share calculation based on the number of Shares that would be issuable if the end of the period was the end of the contingency period.
The following table summarises basic and diluted earnings per share calculations for the years presented:

	Year ended
	31 December 2020	31 December 2019	31 December 2018
Profit after taxes attributable to equity shareholders (€ million)	498	1,090	909
Basic weighted average number of Shares in issue(A) (million)	455	466	484
Effect of dilutive potential Shares(B) (million)	1	3	4
Diluted weighted average number of Shares in issue(A) (million)	456	469	488
Basic earnings per share (€)	1.09	2.34	1.88
Diluted earnings per share (€)	1.09	2.32	1.86
(A)As at 31 December 2020, 31 December 2019 and 31 December 2018 the Group had 454,645,510, 456,399,877 and 474,920,066 Shares, respectively, in issue and outstanding.
(B)For the year ended 31 December 2020, 31 December 2019 and 31 December 2018 no options to purchase Shares were excluded from the diluted earnings per share calculation. The dilutive impact of all outstanding options, unvested restricted stock units and unvested performance share units was included in the effect of dilutive securities.